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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 5, 2000, between Goldman Sachs Mortgage Company as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans and companion loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). The Arizona Mills Mortgage Loan identified as loan number 24082 on the Mortgage Loan Schedule (the "Participation Loan"), which is one of the Mortgage Loans identified on the Mortgage Loan Schedule, is subject to a participation agreement (the "Participation Agreement") and represented by a 50% participating interest (the "Participation Interest") created under the Participation Agreement under which GMAC Commercial Mortgage Corporation ("GMACCM") holds the Mortgage Loan subject to the Participation Interest and has sold its interest in the Participation Loan to Purchaser pursuant to the GMACCM Mortgage Loan Purchase Agreement (defined below). For purposes of this Agreement, the Mortgage Loans shall include the MacArthur Center Companion Loans identified as loan numbers GSMC 1 Note B, GSMC 1 Note C, GSMC 1 Note D and GSMC 1 Note E, respectively on the Mortgage Loan Schedule (each a "MacArthur Center Companion Loan"), which MacArthur Center Companion Loans were subordinated to the MacArthur Center Mortgage Loan identified as loan number GSMC 1 on the Mortgage Loan Schedule (the "MacArthur Center Mortgage Loan") pursuant to an agreement among noteholders (the "Intercreditor Agreement"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GACC Warehouse Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, (ii) Goldman Sachs Mortgage Company ("GSMC") pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GSMC Warehouse Mortgage Loan Purchase Agreement") between the Purchaser and GSMC (the mortgage loans purchased by the Purchaser under the GACC Warehouse Mortgage Loan Purchase Agreement and the GSMC Warehouse Mortgage Loan Purchase Agreement, the "Warehouse Mortgage Loans"), (iii) GMACCM pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GMACCM Mortgage Loan Purchase Agreement"), between the Purchaser and GMACCM, and (iv) GACC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "GACC Mortgage Loan Purchase Agreement"), between the Purchaser and GACC. The Seller, GACC and GMACCM are collectively referred to as the "Mortgage Loan Sellers."

         It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans and a companion loan to a trust fund (the "Trust Fund") to be formed by the

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Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMACCM as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X, Class E, Class F, and Class G Certificates to the Underwriters, the Class S-MAC-1, Class S-MAC-2, Class S-MAC-3 and Class S-MAC-4 Certificates to Goldman, Sachs & Co. and the Class H, Class J, Class K, Class M, Class N, Glass O, Class P and Class S-AM Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to CIBC World Markets Corp. (in such capacity, an "Initial Purchaser"). The Class X, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class S-AM, Class S-MAC-1, Class S-MAC-2, Class S-MAC-3, Class S-MAC-4, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.  Agreement to Purchase.

         The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 14, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in December, 2000. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing
Date), the Mortgage Loans and the Companion Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $503,040,599 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans and the Companion Loans shall be determined by the parties pursuant to an agreed upon term sheet.

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SECTION 2.  Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned. Notwithstanding the foregoing, the Mortgage File for the Participation Loan will consist solely of an original executed counterpart of the Participation Agreement and each Mortgage File for the MacArthur Center Mortgage Loan and the MacArthur Center Companion Loans will also include an original executed counterpart of the Intercreditor Agreement. It is further acknowledged and agreed by the Seller that the Purchaser intends to cause the Trustee to perform a limited review of such Mortgage Files to enable the Trustee to confirm to the Purchaser on or before the Closing Date that the Mortgage Note referred to in clause (i) of Exhibit B has been delivered by the Seller with respect to each such Mortgage File. In the event Seller fails to so deliver each such Mortgage File to the Trustee, the Purchaser and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law. If the Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xii) of Exhibit B, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence

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of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy). If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

         (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with (i) the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B or the re-registration or assignment of the Participation Interest and (ii) the delivery of a copy of any such document or instrument to the Master Servicer promptly following its return to the Trustee or its designee after such recording or filing; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

         (d) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held

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by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (e) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

SECTION 3.  Examination of Mortgage Loan Files and Due Diligence Review.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4.  Representations, Warranties and Covenants of the Seller.

         (a) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit C, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                  (i) The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

                  (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

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                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

                  (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

                  (viii) Neither the Seller nor anyone acting on its behalf has
         (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or any such similar security or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate or any such similar security not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or any such similar security or interests therein. For purposes of

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         this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any Mortgage Loan or Mortgage Loans or any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other Mortgage Loans or any substantial number thereof.

                  (ix) Insofar as it relates to the Mortgage Loans, the information set forth on pages A-8 through A-11, inclusive, of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2000-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool", set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
         (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

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SECTION 5.  Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6.  Repurchases.

         (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date.

         If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

         (b) Notwithstanding Section 6(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

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         If any such Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

         For purposes of the preceding paragraph only, the "Permitted Cure Period" applicable to any Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Breach; provided that if such Breach cannot be corrected or cured in all material respects within such 90-day period, but is reasonably likely that such Breach could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Breach and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days, unless (i) the affected Mortgage Loan is in default and (ii) the applicable Breach constitutes a Material Document Defect (as defined in the Pooling and Servicing Agreement) other than a Material Document Defect resulting solely from a delay caused by the public recording or filing office where a document has been sent for recording or filing.

         (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 6, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

         (d) Except as provided in Section 2(b), this Section 6 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C, or in connection with the circumstances described in Section 6(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with
Section 6(a) or 6(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement.

         (e) In the event that (i) any Mortgage Loan that is a Cross-Collateralized Mortgage Loan (as defined in the Pooling and Servicing Agreement) is required to be repurchased pursuant to this Section 6 as a result of a Breach, Defect or other event, and (ii) the cross-collateralization provisions of the related Cross-Collateralized Mortgage Loans cannot be released to the extent required by Section 2.03 of the Pooling and Servicing Agreement to permit repurchase of the affected Mortgage Loan within the time period specified in this Agreement for such repurchase, the Seller shall repurchase the affected Mortgage Loan and all of the related Cross-Collateralized Mortgage Loans not so released. In the event that the MacArthur Center Mortgage Loan or any of the MacArthur Center Companion Loans are required to be repurchased pursuant to this Section 6 as a result of a Breach, Defect or other event, the Seller shall repurchase both the MacArthur Center Mortgage Loan and each other MacArthur Center Companion Loan.

SECTION 7.  Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

                  (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to
         Section 2;

                  (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
         Section 3 shall be satisfactory to the Purchaser in its sole determination;

                  (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (vi) The Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

                  (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8.  Closing Documents.

         The Closing Documents shall consist of the following:

         (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

         (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

         (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

         (d) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

         (e) Written opinions of counsel for the Seller, in a form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

         (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

         (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9.  Indemnification.

         (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape, or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Seller or the Mortgage Loans contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2000-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and/or "Description of the Mortgage Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. The Seller also agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach or alleged breach by the Seller of any of its representations, warranties and covenants set forth in
Section 4(b)(viii). This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

         For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-45256 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated November 20, 2000, as supplemented by the prospectus supplement dated December 5, 2000 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated December 14, 2000, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan information and related information contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

SECTION 10.  Costs.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

SECTION 11.  Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Attention: Jay Strauss, facsimile no. (212) 902-4140, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

SECTION 12.  Third Party Beneficiaries.

         Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

SECTION 13.  Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 14.  Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15.  Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16.  GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17.  Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18.  Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the

Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

SECTION 19.  Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                  GOLDMAN SACHS MORTGAGE COMPANY,
                                  a New York Limited Partnership

                                  By: Goldman Sachs Real Estate Funding Corp., its General Partner


                                        By: /s/
                                           ---------------------------------
                                        Name: Robert Christie
                                        Title: Vice President



                                  GMAC COMMERCIAL MORTGAGE
                                  SECURITIES, INC.


                                  By: /s/
                                     ----------------------------------------
                                  Name: David Lazarus
                                  Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GSMC MORTGAGE LOAN SCHEDULE

     LOAN NUMBER                    LOAN NAME                                                ADDRESS
-------------------------------------------------------------------------------------------------------------------------------
        GSMC 1         MacArthur Center                              300 Monticello Avenue
    GSMC 1 Note B      MacArthur Center Companion Loan B             300 Monticello Avenue
    GSMC 1 Note C      MacArthur Center Companion Loan C             300 Monticello Avenue
    GSMC 1 Note D      MacArthur Center Companion Loan D             300 Monticello Avenue
    GSMC 1 Note E      MacArthur Center Companion Loan E             300 Monticello Avenue
        24082          Arizona Mills **                              5000 Arizona Mills Circle
        21015          St. Croix Apartments at Pelican Marsh         4600 St. Croix Lane
      09-0001378       Poinsettia Plaza/Main Retail Plaza            4250-4360 East Main Street & 4687-4731 Telephone Road
      09-0001401       Harbor Pointe Apartments                      5757 Five Flags Boulevard
      09-0001403       Brittany at Waterford Lakes Apartments        701 Brittany Lakes Lane
      09-0001392       Uptown Center                                 2626 Howell Street
      09-0001388       Long Beach Town Square                        3978 Cherry Avenue
      09-0001402       Cross Timbers Apartments                      900 Golden Horseshoe Circle
      09-0001380       One North Main                                101 North Main Street
      09-0001412       International Business Park IV                6504 International Parkway
      09-0001367       East Town Center                              2090 Lincoln Highway East
      09-0001399       1200 Pacific Avenue                           1200 Pacific Avenue
      09-0001381       Winchester Meadows                            40335-40355 Winchester Road
      09-0001398       Waterview Apartments                          220 First Street
      09-0001385       Pioneer Plaza I & II                          1109 & 1211 W. Myrtle
      09-0001365       Belle Mill Landing                            94 West Belle Mill Road
      09-0001369       Valley High Business Center                   3535-3625 40th Avenue Northwest
      09-0001386       Hillsdale Office Center                       1291 & 1295 East Hillsdale Boulevard
      09-0001391       Crystal Lake Apartments                       1600-1768 Crystal Lake Drive
      09-0001334       Home-Kim Group                                10103 Residency Road
      09-0001397       Greencastle Market Place                      N. Antrim Way (Route 11) at Walter Avenue
      09-0001387       Hanke Building                                1110-1130 Main Street
      09-0001407       Sierra Town Center                            2020 Craig Road
      09-0001382       Sequoia Grove                                 900-986 Podva Road
      09-0001349       Little River Square Shopping Center           1312 West Granthan Street
      09-0001376       Arizona Corporate Center                      531 & 561 E. Elliot Rd and 574 E. Alamo Dr.
      09-0001396       Cardinal Plaza Shopping Center                1419 East Andrews Avenue
      09-0001366       Mill Plain Court Apartments                   16410 SE 5th Street
      09-0001411       Garden Court Apartments                       119 19th Ave. E
      09-0001375       Varnell Crossing Shopping Center              3901 Cleveland Highway
      09-0001404       South Hill Park Professional Center           702 South Hill Park Drive
      09-0001373       Muir Heights Apartments                       2129 Muir Field Road
      09-0001400       Granite Industrial Center                     3625-3775 West Teco Avenue
      09-0001410       Durango Crossing Shopping Center              1145 S. Camino Del Rio
      09-0001394       One Summerside Place                          5999 Summerside Drive
      09-0001393       Shepherd Hills Center                         5930, 5940 & 5980 Hamilton Blvd.
      09-0001408       Alder Square Office Building                  1404 South Central Avenue
      09-0001370       Thomasville Furniture Showroom                11705 Carolina Place Parkway
      09-0001374       7419-7431 Lindbergh Drive                     7419-7431 Lindbergh Drive
      09-0001372       Insight AirCenter                             6845 Escondido Street
      09-0001390       Cavalier Office Park - Building B             51 Cavalier Boulevard
      09-0001389       Cavalier Office Park - Building A             47 Cavalier Boulevard

** Represented by a participation interest

                                                                                 INTEREST
                                                                                   RATE     RATE       ORIGINAL      CUT-OFF DATE
     LOAN NUMBER                   CITY                  STATE       ZIP CODE      (%)      TYPE      BALANCE ($)     BALANCE ($)
----------------------------------------------------------------------------------------------------------------------------------
        GSMC 1         Norfolk                         Virginia        23510     7.32000   Fixed      101,000,000     101,000,000
    GSMC 1 Note B      Norfolk                         Virginia        23510     7.53000   Fixed       13,500,000      13,500,000
    GSMC 1 Note C      Norfolk                         Virginia        23510     7.96000   Fixed        9,500,000       9,500,000
    GSMC 1 Note D      Norfolk                         Virginia        23510     8.15000   Fixed        5,735,000       5,735,000
    GSMC 1 Note E      Norfolk                         Virginia        23510     8.99570   Fixed       15,148,791      15,148,791
        24082          Tempe                            Arizona        85282     7.89500   Fixed       73,000,000      72,915,715
        21015          Naples                           Florida        34109     8.33000   Fixed       29,800,000      29,800,000
      09-0001378       Ventura                        California       93033     8.17000   Fixed       19,500,000      19,457,892
      09-0001401       Orlando                          Florida        32822     7.89000   Fixed       18,400,000      18,378,727
      09-0001403       Orlando                          Florida        32828     7.79000   Fixed       15,850,000      15,831,186
      09-0001392       Dallas                            Texas         75204     7.98000   Fixed       15,280,000      15,252,319
      09-0001388       Long Beach                     California       90807     8.28000   Fixed       15,200,000      15,174,418
      09-0001402       Morrisville                  North Carolina     27560     7.79000   Fixed       15,100,000      15,082,077
      09-0001380       Ann Arbor                       Michigan        48104     8.24000   Fixed       11,890,000      11,882,403
      09-0001412       Plano                             Texas         75093     8.12000   Fixed       10,350,000      10,343,223
      09-0001367       East Lampeter Township        Pennsylvania      17576     8.39000   Fixed        9,500,000       9,480,693
      09-0001399       Santa Cruz                     California       95060     7.94000   Fixed        9,465,800       9,455,001
      09-0001381       Temecula                       California       92591     8.33000   Fixed        9,000,000       8,990,766
      09-0001398       Kirkland                       Washington       98033     7.95000   Fixed        8,700,000       8,694,103
      09-0001385       Boise                             Idaho         83702     8.17000   Fixed        6,400,000       6,395,852
      09-0001365       Red Bluff                      California       96080     8.46000   Fixed        5,840,000       5,828,362
      09-0001369       Rochester                       Minnesota       55901     8.32000   Fixed        5,550,000       5,540,752
      09-0001386       Foster City                    California       94404     8.32000   Fixed        5,000,000       4,994,856
      09-0001391       Corvallis                        Oregon         97333     7.88000   Fixed        4,850,000       4,840,999
      09-0001334       Manassas                        Virginia        20110     8.69000   Fixed        4,500,000       4,482,939
      09-0001397       Greencastle                   Pennsylvania      17225     8.14000   Fixed        4,500,000       4,491,743
      09-0001387       Cincinnati                        Ohio          45210     8.36000   Fixed        4,125,000       4,116,011
      09-0001407       North Los Vegas                  Nevada         89031     8.19000   Fixed        4,100,000       4,097,353
      09-0001382       Danville                       California       94526     7.76000   Fixed        4,016,000       4,011,196
      09-0001349       Goldsboro                    North Carolina     27530     8.71000   Fixed        3,850,000       3,839,200
      09-0001376       Chandler                         Arizona        85225     8.29000   Fixed        3,550,000       3,546,317
      09-0001396       Henderson                    North Carolina     27536     7.87000   Fixed        3,400,000       3,396,048
      09-0001366       Vancouver                      Washington       98684     8.17000   Fixed        3,300,000       3,296,462
      09-0001411       Seattle                        Washington       98112     7.82000   Fixed        3,195,000       3,192,777
      09-0001375       Varnell                          Georgia        30721     8.33000   Fixed        3,150,000       3,146,768
      09-0001404       Puyallup                       Washington       98373     8.12000   Fixed        3,080,000       3,077,983
      09-0001373       Madison                         Wisconsin       53719     8.00000   Fixed        2,925,000       2,919,727
      09-0001400       Las Vegas                        Nevada         89103     8.18000   Fixed        2,860,000       2,854,794
      09-0001410       Durango                         Colorado        81301     8.02000   Fixed        2,640,000       2,638,236
      09-0001394       Dallas                            Texas         75252     8.25000   Fixed        2,530,000       2,527,346
      09-0001393       Wescosville                   Pennsylvania      18106     8.40000   Fixed        2,500,000       2,493,148
      09-0001408       Kent                           Washington       98032     8.09000   Fixed        2,350,000       2,348,452
      09-0001370       Pineville                    North Carolina     28134     8.37000   Fixed        2,000,000       1,996,709
      09-0001374       Gaithersburg                    Maryland        20879     8.56000   Fixed        2,000,000       1,996,126
      09-0001372       Las Vegas                        Nevada         89119     8.26000   Fixed        1,955,000       1,953,756
      09-0001390       Florence                        Kentucky        41042     8.35000   Fixed        1,720,000       1,717,155
      09-0001389       Florence                        Kentucky        41042     8.35000   Fixed        1,680,000       1,677,221

                           REMAINING                        ANTICIPATED
                            TERM TO                          REPAYMENT      DAY PAYMT     MONTHLY    ARD     CREDIT LEASE
     LOAN NUMBER        MATURITY (MOS.)    MATURITY DATE        DATE           DUE        PAYMENT    LOAN        LOAN
----------------------------------------------------------------------------------------------------------------------------
        GSMC 1                118             10/01/10                                  1  696,865    No          No
    GSMC 1 Note B             118             10/01/10                                  1   95,587    No          No
    GSMC 1 Note C             118             10/01/10                                  1   70,782    No          No
    GSMC 1 Note D             118             10/01/10                                  1   43,668    No          No
    GSMC 1 Note E             118             10/01/10                                  1  126,431    No          No
        24082                 118             10/05/10                                  5  530,314    No          No
        21015                 177             09/05/15                                  5  225,556    No          No
      09-0001378              116             08/01/10                                  1  145,402    No          No
      09-0001401              118             10/01/10                                  1  133,604    No          No
      09-0001403              118             10/01/10                                  1  113,990    No          No
      09-0001392              117             09/01/10                                  1  111,906    No          No
      09-0001388              117             09/01/10                                  1  114,513    No          No
      09-0001402              118             10/01/10                                  1  108,596    No          No
      09-0001380              119             11/01/10                                  1   89,242    No          No
      09-0001412              119             11/01/10                                  1   76,812    No          No
      09-0001367              116             08/01/10                                  1   72,307    No          No
      09-0001399              118             10/01/10                                  1   69,061    No          No
      09-0001381              118             10/01/10                                  1   68,121    No          No
      09-0001398              119             11/01/10                                  1   63,535    No          No
      09-0001385              119             11/01/10                                  1   47,722    No          No
      09-0001365              116             08/01/10                                  1   44,739    No          No
      09-0001369              117             09/01/10                                  1   41,969    No          No
      09-0001386              118             10/01/10                                  1   37,810    No          No
      09-0001391              117             09/01/10                                  1   35,183    No          No
      09-0001334              112             04/01/10                                  1   35,209    No          No
      09-0001397              118             10/01/10                                  1   35,150    No          No
      09-0001387              118             10/01/10                                  1   33,697    No          No
      09-0001407              119             11/01/10                                  1   30,629    No          No
      09-0001382              118             10/01/10                                  1   28,799    No          No
      09-0001349              114             06/01/10                                  1   30,178    No          No
      09-0001376              118             10/01/10                                  1   26,770    No          No
      09-0001396              118             10/01/10                                  1   24,641    No          No
      09-0001366              118             10/01/10                                  1   24,606    No          No
      09-0001411              119             11/01/10                                  1   23,044    No          No
      09-0001375              118             10/01/10                                  1   23,842    No          No
      09-0001404              119             11/01/10                                  1   22,858    No          No
      09-0001373              117             09/01/10                                  1   21,463    No          No
      09-0001400              118             10/01/10                                  1   22,416    No          No
      09-0001410              119             11/01/10                                  1   19,408    No          No
      09-0001394              118             10/01/10                                  1   19,007    No          No
      09-0001393              117             09/01/10                                  1   19,962    No          No
      09-0001408              119             11/01/10                                  1   17,391    No          No
      09-0001370              117             09/01/10                                  1   15,194    No          No
      09-0001374              116             08/01/10                                  1   15,463    No          No
      09-0001372              119             11/01/10                                  1   14,701    No          No
      09-0001390              117             09/01/10                                  1   13,043    No          No
      09-0001389              117             09/01/10                                  1   12,740    No          No

                                                              BROKER   ADDITIONAL
                                                              STRIP     SERVICING      SERVICING
     LOAN NUMBER                    DEFEASANCE                LOANS     FEE LOAN     FEE RATE (%)
----------------------------------------------------------------------------------------------------
        GSMC 1              Lock/25_Defeasance/90_0%/4                                  0.0118
    GSMC 1 Note B           Lock/25_Defeasance/90_0%/4                                  0.0118
    GSMC 1 Note C           Lock/25_Defeasance/90_0%/4                                  0.0118
    GSMC 1 Note D           Lock/25_Defeasance/90_0%/4                                  0.0118
    GSMC 1 Note E           Lock/25_Defeasance/90_0%/4                                  0.0118
        24082               Lock/25_Defeasance/91_0%/4                                  0.0318
        21015               Lock/26_Defeasance/152_0%/2                                 0.0518
      09-0001378            Lock/28_Defeasance/88_0%/4                                  0.0518
      09-0001401            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001403            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001392           Lock/27_> of YM or 1%/89_0%/4                                0.0518
      09-0001388            Lock/27_Defeasance/89_0%/4                                  0.0518
      09-0001402            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001380            Lock/25_Defeasance/91_0%/4                     Yes          0.0818
      09-0001412            Lock/25_Defeasance/91_0%/4         Yes                      0.1218
      09-0001367            Lock/28_Defeasance/88_0%/4                                  0.0518
      09-0001399            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001381            Lock/26_Defeasance/90_0%/4                     Yes          0.1018
      09-0001398           Lock/31_> of YM or 1%/85_0%/4                                0.0518
      09-0001385            Lock/25_Defeasance/91_0%/4         Yes                      0.1018
      09-0001365            Lock/28_Defeasance/88_0%/4                                  0.0518
      09-0001369            Lock/27_Defeasance/89_0%/4                                  0.0518
      09-0001386            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001391            Lock/27_Defeasance/89_0%/4                     Yes          0.0818
      09-0001334            Lock/35_Defeasance/81_0%/4         Yes                      0.1018
      09-0001397            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001387            Lock/26_Defeasance/90_0%/4         Yes                      0.1218
      09-0001407            Lock/25_Defeasance/91_0%/4                     Yes          0.0818
      09-0001382            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001349            Lock/30_Defeasance/86_0%/4                                  0.0518
      09-0001376            Lock/26_Defeasance/90_0%/4                     Yes          0.0818
      09-0001396            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001366            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001411            Lock/25_Defeasance/91_0%/4                                  0.0518
      09-0001375            Lock/26_Defeasance/90_0%/4                     Yes          0.0818
      09-0001404            Lock/25_Defeasance/91_0%/4                                  0.0518
      09-0001373            Lock/27_Defeasance/89_0%/4                                  0.0518
      09-0001400            Lock/26_Defeasance/90_0%/4                                  0.0518
      09-0001410            Lock/25_Defeasance/91_0%/4                                  0.0518
      09-0001394            Lock/26_Defeasance/87_0%/7                                  0.0518
      09-0001393            Lock/27_Defeasance/89_0%/4                                  0.0518
      09-0001408            Lock/25_Defeasance/91_0%/4                                  0.0518
      09-0001370            Lock/27_Defeasance/89_0%/4                     Yes          0.1118
      09-0001374            Lock/28_Defeasance/88_0%/4         Yes                      0.1018
      09-0001372            Lock/25_Defeasance/91_0%/4                                  0.0518
      09-0001390            Lock/27_Defeasance/89_0%/4         Yes                      0.1218
      09-0001389            Lock/27_Defeasance/89_0%/4         Yes                      0.1218

                                    EXHIBIT B

                                THE MORTGAGE FILE


The "Mortgage File" for any Mortgage Loan and, if a Loan Group is involved, the related Companion Loan, shall, subject to Section 2(b), collectively consist of the following documents:

         (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C3, without recourse";

         (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

         (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

         (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

         (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

         (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee of record thereof prior to the Trustee, if any;

         (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

         (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan or Companion Loan has been assumed;

         (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

         (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan or Companion Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan or Loan Group to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

         (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan or Companion Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

         (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

         (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

         (xiv) if the Mortgage Loan or Companion Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan or Companion Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan or Companion Loan;

         (xv) the original or a copy of any lockbox agreement or deposit account or similar agreement;

         (xvi) the original or a copy of any environmental insurance policy;

         (xvii) the original or a copy of any intercreditor agreement (including any Intercreditor Agreement relating to a Loan Group) with respect to the Mortgage Loan or Loan Group;

         (xviii) the original or a copy of any letter of credit; and

         (xix) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that, notwithstanding the foregoing, with respect to the Participation Interest, the Mortgage File will consist solely of an original executed counterpart of the Participation Agreement which provides, inter alia, that the related Mortgage File shall be held by the custodian thereunder for the benefit of the holders of the participation interest created thereunder; provided further that, whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                    EXHIBIT C

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein below specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

         (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan or, in the case of the Participation Loan, the related Participation Interest, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan or Participation Interest (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan or, in the case of the Mortgage Loan subject to a Participation Agreement, the related Participation Interest to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (other than the rights of any sub-servicer to subservice such Mortgage Loans).

         (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

         (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date; provided, however, that this representation or warranty shall be deemed not to include any representation or warranty with respect to the subject matter of any other representation or warranty set forth herein.

         (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

         (v) Permitted Encumbrances. The related Mortgage constitutes a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, such lien being subject only to (A) the lien of current real property taxes and assessments not yet due and payable,
(B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"). The Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged

Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

         (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's actual knowledge, the insurer that issued such Title Policy is qualified to do business in the state in which the related Mortgaged Property is located.

         (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

         (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

         (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in such case where an escrow of funds exists sufficient to effect the necessary repairs and maintenance). The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

         (x) Compliance with Usury Laws. Such Mortgage Loan complied in all material respects with all applicable usury laws in effect at its date of origination.

         (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

         (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, redemption, fraudulent conveyance, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (xiii) Insurance. All improvements upon the related Mortgaged Property are insured under an "all risk" insurance policy against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, which policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property workers' compensation insurance (if applicable), comprehensive general liability insurance in amounts generally required by the Seller, and at least twelve months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy names the holder of the Mortgage as an additional insured or contains a mortgagee endorsement naming the holder of the Mortgage as loss payee and requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

         (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. To the extent an environmental insurance policy has been obtained with respect to a Mortgage Loan, (i) the related environmental insurance policy is in full force and effect, (ii) on the effective date of such environmental insurance policy, the Seller, as originator, had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgage Property that was not disclosed to the policy issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the policy issuer or (c) an environmental assessment, engineering or other report provided to the policy issuer and (iii) the premiums on the environmental insurance policy have been paid in full or the related loan documents provide for payment of such premiums by the related Mortgagor or other responsible party as the same shall be payable.

         (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

         (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

         (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

         (xviii) Mortgagor's Interest in Mortgaged Property. Except in the case of one Mortgage Loan as to which the interest of the related Mortgagor in the related Mortgaged Property is a leasehold estate, the interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple interest in real property.

         (xix) Whole Loan. Except for the Participation Interest, each Mortgage Loan is a whole loan and not a participation interest.

         (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

         (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

         (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

         (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property do not in any material respects violate any applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

         (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

         (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

         (xxvi) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

         (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

         (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan (other than amounts paid by the tenant as specifically provided under the related lease).

         (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated.

         (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with generally accepted servicing standards for similar multifamily and commercial loans.

         (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

         (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treas. Reg. ss. 1.860G-2(a)(1)(ii)).

         (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

         (xxxv) Reserved.

         (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

         (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple interest in real estate or the related Mortgage Loan is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the Mortgaged Property (a "Ground Lease"). Any Mortgage Loan that is secured by the interest of the Mortgagor under a Ground Lease may or may not be secured by the related fee interest in such Mortgaged Property (the "Fee Interest"). If a Mortgage Loan is secured in whole or in part by a Ground Lease, either (1) the ground lessor's Fee Interest is subordinated to the lien of the Mortgage, (2) such Mortgage Loan is also secured by the related fee interest, or (3) the following apply to such Ground Lease:

         (A) To the actual knowledge of the Seller, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

         (B) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

         (C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
               Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

         (D) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

         (E) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee under such Mortgage Loan, provided that the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

         (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         (G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

         (H) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

         (I) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

         (J) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

         (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

         (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated in the Mortgage Loan Documents and such portion was not considered material for purposes of underwriting the Mortgage Loan, (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements or the payment of a release price, or (c) a defeasance is affected in accordance with the Mortgage Loan Documents, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

         (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding any lien relating to (a) another Mortgage Loan that is cross-collateralized with such Mortgage Loan and
(b) the MacArthur Center Companion Loans) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

         (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

         (xlii) Due Organization of Mortgagors. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

         (xliii) Due-On-Sale. The Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

         (xliv) Single Purpose Entity. As of the date of the origination of the relevant Mortgage Loan, the related Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and (F) holds itself out as a legal entity, separate and apart from any other person.

         (xlv) Defeasance Provisions. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral by the Mortgagor, either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or
(B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of December 1, 2000), (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. ss. 1.860G-2(a)(8)(i), and (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

         (xlvi) Defeasance Costs. If the Mortgage Loan permits defeasance, then the mortgage loan documents related to such Mortgage Loan require (a) the borrower to pay all rating agency fees associated with defeasance and all other out-of-pocket expenses associated with defeasance such as accountant's fees and opinions of counsel, or (b) that the borrower provide a REMIC opinion, an opinion regarding the first priority perfected security interest in the defeasance collateral, rating agency letters certifying no rating qualification or downgrade on any securities, and accountant certification that all payments from the defeasance collateral are sufficient to make monthly principal and interest payments on such Mortgage Loan through maturity.

         (xlvii) Rating Agency Fees for Assumptions. In the case of each Mortgage Loan that entitles the Mortgagor to cause an assumption of such Mortgage Loan by a third party, the holder of each Mortgage Loan is entitled to require the payment by the related Mortgagor of any related rating agency fees if a Rating Agency Confirmation is required under the Pooling and Servicing Agreement in connection with such assumption.

         It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 TO EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

(II)   AUTHORITY TO TRANSFER MORTGAGE LOANS.
       ------------------------------------



Loan Number              Property                      Issue
-----------              --------                      -----

GSMC 1                   MacArthur Center              The Loan Agreement contains the following representation and warranty by Lender: Lender represents and warrants that it is a "Qualified Person" as defined in Section 49(a)(1)(D)(iv) of the Code and that it will sell or transfer the Loan only to a person who also represents and warrants that it is a
                                                       "Qualified Person" as defined in Section 49(a)(1)(D)(iv) of the Code and who further represents, warrants and agrees that it will not sell the Loan, participations in the Loan or
                                                       securities representing an interest in the Loan other than in a public offering of such securities, even if such public
                                                       offering is made simultaneously with a private placement,
                                                       unless such person reasonably believes that the initial
                                                       purchaser or purchasers are (i) actively and regularly
                                                       engaged in the purchase of loans or interest therein or
                                                       securities representing loans or interest therein, or (ii) a
                                                       "Qualified Institutional Buyer" pursuant to Rule 144A or an entity that is an "Institutional Accredited Investor" with the meaning of Rule 501A(1), (2), (3) or (7) of Regulation D under the Securities Act, or an entity in which each of the equity owners is such an "Institutional Accredited Investor."


(XIII) INSURANCE.
       ---------



Loan Number              Property                      Issue
-----------              --------                      -----

GSMC 1                   MacArthur Center              The flood insurance does not cover the full insurable value of the property or 100% of the replacement cost of
                                                       improvements, but does cover the lesser of the outstanding principal balance of the loan or the maximum amount of
                                                       coverage permissible under the National Flood Insurance Act of 1968, as amended.


                                     C-1-1

(XXIII) NO MATERIAL ENCROACHMENTS
        -------------------------



Loan Number              Property                      Issue
-----------              --------                      -----

930843594                Home-Kim Industrial           The property does not have the number of parking spaces
                         Building                      required by current zoning and is not legally
                                                       non-conforming.  The Mortgaged Property includes sufficient additional land area for purposes of adding the necessary
                                                       additional parking in order to comply with the zoning
                                                       requirements.  Borrower has reserved $41,250 with Lender to be held as security until the Borrower delivers evidence that
                                                       Borrower has completed the necessary work to add such
                                                       additional parking.  Borrower must complete the work within
                                                       90 days of closing.  Bids have been obtained to do the work, and the borrower is diligently pursuing completion.

(XXIX) LICENSES, PERMITS, ETC.


Loan Number              Property                      Issue
-----------              --------                      ------

011121102                Long Beach Town Square        The Certificate of Occupancy for L.A. Fitness has not been delivered, but an undelivered items letter obligates the
                                                       borrower to use good faith efforts to deliver the Certificate of Occupancy.

009501301                One North Main                2 of the tenant units do not have certificates of occupancy because, according to the municipality, the final inspections have not been conducted. However, according to a letter from the municipality, the municipality knows of no violations at the mortgaged property.  The tenants have been in occupancy and using their space for some time.

016880042                Olivewood Plaza Shopping      Copies of certificates of occupancy have not been obtained by
                         Center                        the Mortgagee.  However, the Mortgagee has obtained letters from the municipality stating that such certificates of occupancy were issued but copies are not available.

018722104                Arizona Corporate Center      A shell certificate of occupancy was not obtained for the
                                                       mortgaged property.  However, the City of Chandler, Arizona has stated that certificates of occupancy were not available for the period when the building was built and the absence of a shell


                                     C-1-2



                                                       certificate of occupancy does not indicate an adverse
                                                       condition.  The mortgagor has signed a post-closing letter obligating it to use its "best efforts" to obtain a letter clarifying the position of the City of Chandler regarding the unavailability of certificates of occupancy.

(XXXVII) LEASEHOLD.
         ---------

Loan Number              Property                      Issue
-----------              --------                      ------
GSMC 1                   MacArthur Center              With regard to subsection (I), the obligation of ground
                                                       lessor to not disturb a subtenant is predicated on the
                                                       subtenant being a "Proper Subtenant".  Proper Subtenant is defined in the ground lease and is, generally, a tenant under a lease which would not violate the ground lease.

(XL)   JUNIOR LIENS.
       ------------

Loan Number              Property                      Issue
-----------              --------                      -----
GSMC 1                   MacArthur Center              Borrower may incur indebtedness incurred in the ordinary
                                                       course of business in connection with the financing of
                                                       fixtures, equipment or personal property at the mortgaged
                                                       property, which financing may be secured by, and only by, a pledge of such fixtures, equipment or personal property
                                                       provided, however, in no event may such amounts incurred by
                                                       Borrower exceed $2,500,000, and if such indebtedness is
                                                       evidenced by a note, the indebtedness is paid on the date
                                                       payment is due under the note.

24082                    Arizona Mills                 The borrower is permitted to incur up to $3,000,000 of debt secured by personal property at the Arizona Mills property, provided that such financing, together with any trade
                                                       payables incurred in the ordinary course of business by the
                                                       Arizona Mills borrower, does not exceed four percent (4%) of the then outstanding principal balance of the Arizona Mills loan.

(XLII) DUE ORGANIZATION OF MORTGAGORS.
       ------------------------------

Loan Number              Property                      Issue
-----------              --------                      -----


                                     C-1-3




011121102                Long Beach Town Square        The good standing certificate of the borrower has not been delivered, but an undelivered items letter obligates the
                                                       borrower to use good faith efforts to deliver the good
                                                       standing certificate.

004760493                Belle Mill Landing            The borrower has not delivered all good standing certificates
                         Shopping Center               required for each mortgagor.

(XLIV) SINGLE PURPOSE ENTITY.
       ---------------------

Loan Number              Property                      Issue
-----------              --------                      -----
923622715                Harbor Pointe Apartments      The Mortgagor is comprised of 2 limited partnerships, holding their interests as tenants in common.  Level Associates, L.P.
                                                       also owns the Brittany at Waterford Lakes Property (Loan No.
                                                       92360593).  Shire II Associates, L.P. also owns a 53%
                                                       undivided interest in another apartment project (The
                                                       Crossings Co., Northridge Crossing). Each of the limited
                                                       partnerships has covenanted in the loan documents not to
                                                       acquire any property not presently owned.  No other covenants regarding SPE are made.

923605953                Brittany at Waterford Lakes   The Mortgagor, Level Associates, L.P. also owns a 89.75%
                                                       undivided interest in Harbor Pointe (Loan No. 923622715). The
                                                       Mortgagor has covenanted in the loan documents not to acquire any property not presently owned.  No other covenants
                                                       regarding SPE are made.

004760493                Belle Mill Landing Shopping   The Mortgagor is not an SPE. Mortgagor holds title as 10
                         Center                        tenants in common:  Passco Bell Mill LLC; CC Properties LP;
                                                       Webb B. Morrow, Jr., Trustee of the Webb B. Morrow, Jr.
                                                       Living Trust; Davis Morrow; James T. Morrow; Nicole Morrow;
                                                       Richard Anthony Dodge and Virginia Mary Dodge, Trustees of
                                                       the Dodge 1986 Trust; Edward A. Tellefsen and Joan M.
                                                       Tellefsen, Trustees of the Tellefsen Trust; Paulette Knight,
                                                       Trustee under Declaration of Trust; Nelson Industrial Park
                                                       LLP; David E. Maule and Marcia M. Maule.  Only Passco Belle
                                                       Mill is SPE.  Any attempt to petition the property is an
                                                       event of default under the loan documents.

016503826                Hillsdale Office Center       The borrowers are not SPEs, but are individuals and a trust.
                                                       The loan documents do contain separateness covenants.



                                     C-1-4





007574976                Mill Plain Court              The Mortgagor is comprised of 2 special purpose entity
                                                       limited liability companies, holding their interests as
                                                       tenants in common.

019504031                Alder Square Office Building  The Mortgagor is comprised of 2 special purpose entity limited liability companies, holding their interests as
                                                       tenants in common.  The loan documents contain single asset and separateness covenants.






                                      C-1-5

                                   EXHIBIT D-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

       Certificate of Officer of Goldman Sachs Mortgage Company ("Seller")
       -------------------------------------------------------------------

         I, ________________, a __________________ of the Seller, hereby certify as follows:

         The Seller is limited partnership duly organized and validly existing under the laws of the State of New York.

         Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Seller, which organizational documents are on the date hereof, and have been at all times in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:


Name                  Office                   Signature
----                  ------                   ---------






         Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.





                                     D-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of December __, 2000.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



         I, _____________________________________, ___________________________,
hereby certify that ______________________________ is a duly elected or appointed, as the case may be, qualified and acting _____________________ of the Seller and that the signature appearing above is his or her genuine signature.



         IN WITNESS WHEREOF, the undersigned has executed this certificate as of December __, 2000.



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:





                                     D-1-2

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

                  Certificate of Goldman Sachs Mortgage Company
                  ---------------------------------------------

         In connection with the execution and delivery by Goldman Sachs Mortgage Company (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of December 5, 2000 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

         Certified this _____ day of December, 2000.

                                   GOLDMAN SACHS MORTGAGE COMPANY

                                   By: Goldman Sachs Real Estate Funding Corp.,
                                         its general partner
                                   Name:
                                   Title:






                                     D-2-1